CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 1 NEWS RELEASE Cleveland-Cliffs Announces Pricing of Senior Unsecured Guaranteed Notes Issued at Par, $500 million of 4.625% Notes due 2029 and $500 million of 4.875% Notes due 2031 CLEVELAND – February 9, 2021 – Cleveland-Cliffs Inc. (NYSE: CLF) announced today that it has priced $500 million aggregate principal amount of Senior Unsecured Guaranteed Notes due 2029 (the “2029 Notes”) and $500 million aggregate principal amount of Senior Unsecured Guaranteed Notes due 2031 (the “2031 Notes” and, together with the 2029 Notes, the “Notes”) in an offering that is exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”). The 2029 Notes will bear interest at an annual rate of 4.625 percent and will be issued at a price of 100 percent of face value. The 2031 Notes will bear interest at an annual rate of 4.875 percent and will be issued at a price of 100 percent of face value. The Notes will be guaranteed on a senior unsecured basis by the Company’s material direct and indirect wholly-owned domestic subsidiaries, other than certain excluded subsidiaries. The offering is expected to close on February 17, 2021, subject to the satisfaction of customary closing conditions. The Company intends to use the net proceeds from the offering of the Notes to (i) redeem all of its outstanding 4.875% Senior Secured Notes due 2024 and 6.375% Senior Guaranteed Notes due 2025 and certain notes issued by Cleveland-Cliffs Steel Corporation (f/k/a AK Steel Corporation), including its 7.625% Senior Notes due 2021, 7.50% Senior Notes due 2023 and 6.375% Senior Notes due 2025 and (ii) reduce borrowings under the Company’s existing asset-based revolving credit facility. This news release does not constitute a notice of redemption with respect to any of the notes listed herein. This news release does not constitute an offer to sell or the solicitation of an offer to buy any securities. The Notes and related guarantees are being offered only to qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act, and outside the United States to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. The Notes and the related guarantees have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities laws. About Cleveland-Cliffs Inc. Cliffs is the largest flat-rolled steel producer in North America. Founded in 1847 as a mine operator, we are also the largest supplier of iron ore pellets in North America. In 2020, we acquired two major steelmakers, AK Steel and ArcelorMittal USA, vertically integrating our legacy iron ore business with quality-focused steel production and emphasis on the automotive end market. Our fully integrated portfolio includes custom- made pellets and direct reduced iron; flat-rolled carbon steel, stainless, electrical, plate, tin and long steel products; as well as carbon and stainless steel tubing, hot and cold stamping and tooling. Headquartered in Cleveland, Ohio, we employ approximately 25,000 people across our mining, steel and downstream manufacturing operations in the United States and Canada. Forward-Looking Statements EXHIBIT 99.2

CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 2 This release contains statements that constitute "forward-looking statements" within the meaning of the federal securities laws. All statements other than historical facts, including, without limitation, statements regarding the expected benefits of the Offering, and our current expectations, estimates and projections about our industry or our businesses are forward-looking statements. We caution investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements. Among the risks and uncertainties that could cause actual results to differ from those described in forward-looking statements are the following: the finalization of our financial statements as of and for the fourth quarter and year ended December 31, 2020, which may differ from our expectations and preliminary estimated financial information; disruptions to our operations relating to the COVID-19 pandemic, including the heightened risk that a significant portion of our workforce or on-site contractors may suffer illness or otherwise be unable to perform their ordinary work functions; continued volatility of steel and iron ore market prices, which directly and indirectly impact the prices of the products that we sell to our customers; uncertainties associated with the highly competitive and cyclical steel industry and our reliance on the demand for steel from the automotive industry, which has been experiencing a trend toward lightweighting that could result in lower steel volumes being consumed; potential weaknesses and uncertainties in global economic conditions, excess global steelmaking capacity, oversupply of iron ore, prevalence of steel imports and reduced market demand, including as a result of the COVID-19 pandemic; severe financial hardship, bankruptcy, temporary or permanent shutdowns or operational challenges, due to the COVID-19 pandemic or otherwise, of one or more of our major customers, including customers in the automotive market, key suppliers or contractors, which, among other adverse effects, could lead to reduced demand for our products, increased difficulty collecting receivables, and customers and/or suppliers asserting force majeure or other reasons for not performing their contractual obligations to us; risks related to U.S. government actions with respect to Section 232 of the Trade Expansion Act (as amended by the Trade Act of 1974), the United States-Mexico- Canada Agreement and/or other trade agreements, tariffs, treaties or policies, as well as the uncertainty of obtaining and maintaining effective antidumping and countervailing duty orders to counteract the harmful effects of unfairly traded imports; impacts of existing and increasing governmental regulation and related costs and liabilities, including failure to receive or maintain required operating and environmental permits, approvals, modifications or other authorizations of, or from, any governmental or regulatory authority and costs related to implementing improvements to ensure compliance with regulatory changes, including potential financial assurance requirements; potential impacts to the environment or exposure to hazardous substances resulting from our operations; our ability to maintain adequate liquidity, our level of indebtedness and the availability of capital could limit cash flow necessary to fund working capital, planned capital expenditures, acquisitions, and other general corporate purposes or ongoing needs of our business; adverse changes in credit ratings, interest rates, foreign currency rates and tax laws; limitations on our ability to realize some or all of our deferred tax assets or net operating loss carryforwards; our ability to realize the anticipated synergies and benefits of our acquisitions of AK Steel and ArcelorMittal USA and to successfully integrate the businesses of AK Steel and ArcelorMittal USA into our existing businesses, including uncertainties associated with maintaining relationships with customers, vendors and employees; additional debt we assumed, incurred or issued in connection with the acquisition of AK Steel and ArcelorMittal USA, as well as additional debt we incurred in connection with enhancing our liquidity during the COVID-19 pandemic, may negatively impact our credit profile and limit our financial flexibility; known and unknown liabilities we assumed in connection with the acquisition of AK Steel and ArcelorMittal USA, including significant environmental, pension and other postretirement benefits (“OPEB”) obligations; the ability of our customers, joint venture partners and third-party service providers to meet their obligations to us on a timely basis or at all; supply chain disruptions or changes in the cost or quality of energy sources or critical raw materials and supplies, including iron ore, industrial gases, graphite electrodes, scrap, chrome, zinc, coke and coal; liabilities and costs arising in connection with any business decisions to

CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 3 temporarily idle or permanently close a mine or production facility, which could adversely impact the carrying value of associated assets and give rise to impairment charges, as well as uncertainties associated with restarting any previously idled mine or production facility; problems or disruptions associated with transporting products to our customers, moving products internally among our facilities or suppliers transporting raw materials to us; uncertainties associated with natural disasters, adverse weather conditions, unanticipated geological conditions, critical equipment failures, infectious disease outbreaks, tailings dam failures and other unexpected events; our level of self-insurance and our ability to obtain sufficient third-party insurance to adequately cover potential adverse events and business risks; disruptions in, or failures of, our information technology systems, including those related to cybersecurity; our ability to successfully identify and consummate any strategic investments or development projects, cost-effectively achieve planned production rates or levels and diversify our product mix and add new customers; our actual economic iron ore and coal reserves or reductions in current mineral estimates, including whether we are able to replace depleted reserves with additional mineral bodies to support the long-term viability of our operations; the outcome of any contractual disputes with our customers, joint venture partners, lessors, or significant energy, material or service providers, or any other litigation or arbitration; our ability to maintain our social license to operate with our stakeholders, including by fostering a strong reputation and consistent operational and safety track record; our ability to maintain satisfactory labor relations with unions and employees; availability of workers to fill critical operational positions and potential labor shortages caused by the COVID-19 pandemic, as well as our ability to attract, hire, develop and retain key personnel, including within the acquired AK Steel and ArcelorMittal USA businesses; unanticipated or higher costs associated with pension and OPEB obligations resulting from changes in the value of plan assets or contribution increases required for unfunded obligations; and potential significant deficiencies or material weaknesses in our internal control over financial reporting. For additional factors affecting the business of Cliffs, refer to Part I – Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2020 and September 30, 2020 and other filings filed with the SEC. You are urged to carefully consider these risk factors. Source: Cleveland-Cliffs Inc. MEDIA CONTACT: Patricia Persico Director, Corporate Communications (216) 694-5316 INVESTOR CONTACT: Paul Finan Vice President, Investor Relations (216) 694-6544 ###